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                                                                    Exhibit 99.1

                    Certification of Chief Executive Officer
                                   Pursuant to
                              U.S.C. Section 1350,
                             as Adopted Pursuant to
                  Section 906 of The Sarbanes-Oxley Act of 2002

      I, Thomas M. Nolette, Acting Chief Executive Officer of MCK
Communications, Inc., do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

      (i) MCK Communications' Annual Report on Form 10-K for the fiscal year ended April 30, 2003, (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

      (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of MCK Communications.

                                             Dated: June 26, 2003
                                             /s/ Thomas M. Nolette
                                             -----------------------------------
                                             Thomas M. Nolette
                                             Acting Chief Executive Officer